UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2006

CNL Retirement Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 26, 2006, CNL Retirement Properties, Inc. issued a press release announcing that its stockholders have voted in favor of its proposed merger with and into Ocean Acquisition 1, Inc., a wholly owned subsidiary of Health Care Property Investors, Inc., at its special stockholders meeting.  Filed as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference is a copy of such press release.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit No. 99.1	Press Release dated September 26, 2006 (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Date: September 27, 2006	/s/ Clark Hettinga
Clark Hettinga
Chief Financial Officer

EXHIBIT INDEX

99.1

Press Release dated September 26, 2006  (Filed herewith).

Exhibit 99.1

News Release

For information contact:

Health Care Property Investors, Inc.

CNL Retirement Properties, Inc.

Mark Wallace

Clark Hettinga

SVP, Chief Financial Officer & Treasurer

SVP & Chief Financial Officer

(562) 733-5100

(407) 835-3200

Angie McBrayer

Senior Marketing Representative

(407) 835-3298

FOR IMMEDIATE RELEASE

Stockholders of CNL Retirement Properties Approve Merger

LONG BEACH, Ca. and ORLANDO, Fla. (September 26, 2006) – Health Care Property Investors, Inc. (NYSE:HCP) and CNL Retirement Properties, Inc. announced that CNL Retirement Properties’ stockholders have voted to approve its proposed merger with and into a wholly owned subsidiary of Health Care Property Investors at the special meeting of stockholders of CNL Retirement Properties held today.

Upon consummation of the merger, each outstanding share of common stock of CNL Retirement Properties will be converted into the right to receive merger consideration consisting of $11.1293 in cash and 0.0865 of a share of common stock of Health Care Property Investors.

The transaction is expected to close in October.

About Health Care Property Investors, Inc.

Health Care Property Investors, Inc., headquartered in Long Beach, Calif., is a self-administered real estate investment trust that invests directly or through joint ventures in healthcare facilities. As of June 30, 2006, HCP’s portfolio of properties, excluding assets held for sale but including investments through joint ventures and mortgage loans, included 534 properties in 42 states and consisted of 143 seniors’ housing facilities, 182 medical office buildings, 29 hospitals, 155 skilled nursing facilities and 25 other healthcare facilities. For more information on Health Care Property Investors, Inc., visit HCP’s website at www.hcpi.com.

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About CNL Retirement Properties, Inc.

Founded in 1997 and headquartered in Orlando, Fla., CNL Retirement Properties, Inc. is a real estate investment trust with investments primarily in independent living, assisted living and continuing care retirement communities, medical office buildings and other medical real estate. As of June 30, 2006, CNL Retirement Properties, Inc. owned a portfolio of 273 properties in 33 states (excluding properties held for sale). For more information, please visit www.cnlretirement.com/retirementprop/. CNL Retirement Corp. is the advisor to CNL Retirement Properties, Inc. providing management, acquisition and advisory services since 1998.

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Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995:

The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which include statements regarding the consummation of the merger and the expected timing of such consummation, are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. These include risks and uncertainties with respect to the ability of HCP to obtain financing necessary to consummate the acquisition or on acceptable terms and the ability of HCP and CRP to complete the conditions to closing. Some of these risks, and other risks, are described in the proxy statement/prospectus (see “Risk Factors” beginning on page 19) and from time to time in CRP’s and HCP’s Securities and Exchange Commission (SEC) filings.  CRP and HCP undertake no obligation and do not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this document.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document.  All forward-looking statements are qualified in their entirety by this cautionary statement.

This communication is being made in respect of the proposed merger transaction involving HCP and CRP. In connection with the proposed merger, HCP filed with the SEC a registration statement on Form S-4 containing a proxy statement/prospectus for stockholders of CRP and other documents regarding the proposed transaction. CRP’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  The registration statement containing the proxy statement/prospectus and other documents are available free of charge at the SEC’s website, www.sec.gov. The final proxy statement/prospectus was mailed to CRP’s stockholders on or about August 7, 2006. You will also be able to obtain the proxy statement/prospectus and other documents free of charge at HCP’s website at www.hcpi.com or by contacting CNL Client Services at

1-866-650-0650.

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